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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 26, 2004
                                                          -------------


                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-21052                  35-1828377
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

555 Theodore Fremd Avenue, Rye, New York                                10580
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------


                   ------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 7.           Financial Statements and Exhibits

                  (c)   Exhibits.  The following Exhibits are filed herewith as
                                   part of this report:


Exhibit              Description
-------              -----------

99.1                 Press Release of Jarden Corporation, dated July 26, 2004.


Item 12.        Disclosure of Results of Operations and Financial Condition.

         On July 26, 2004, we issued a press release announcing our 2004 second quarter earnings. A copy of our press release announcing the above is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information furnished herein, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

         The earnings press release furnished herewith contains a financial measure that is not in accordance with generally accepted accounting principles in the United States ("GAAP"). The Company has provided a reconciliation within the earnings release of the non-GAAP financial measure to the most directly comparable GAAP financial measure. EBITDA is presented in this press release because the Company's credit facility and senior subordinated notes contain financial and other covenants which are based on or refer to the Company's EBITDA. Additionally, EBITDA is a basis upon which our management assesses financial performance and we believe it is frequently used by securities analysts, investors and other interested parties in measuring the operating performance and creditworthiness of companies with comparable market capitalization to the Company, many of which present EBITDA when reporting their results. Furthermore, EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to executive officers and other employees. EBITDA is widely used by the Company to evaluate potential acquisition candidates.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 26, 2004

                                                  JARDEN CORPORATION


                                              By: /s/ Desiree DeStefano
                                                  ------------------------------
                                                  Name:  Desiree DeStefano
                                                  Title: Senior Vice President